UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 23, 2023

VERDE BIO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54524	30-0678378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5750 Genesis Court, Suite 220

Frisco, Texas 75034

(Address of Principal Executive Offices)

(972) 217-4080

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets

On June 27, 2023, Verde Bio Holdings, Inc. (the “Company”) announced that it had closed on a transaction of certain mineral and royalty interests (“Acquisition”) with a private buyer whereby the Company divested 55% of certain mineral and oil and gas royalty interests for $398,750 in cash, (“Purchase Price”). The acquisition closed on June 23, 2023, with the effective date of the acquisitions June 1, 2023.

A form of the Purchase Agreement is filed as Exhibit 10.1to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibits are being filed herewith:

Exhibit Number 10.1 99.1	Description of Exhibits Purchase and Sale Agreement Press Release issued June 27, 2023

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 28th day of June, 2023.

VERDE BIO HOLDINGS, INC.
By:	/s/ Scott A. Cox
	Name:	Scott A. Cox
	Title:	Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number 10.1 99.1	Description of Exhibits Purchase and Sale Agreement Press Release